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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 21, 1997


                                  EXCITE, INC.
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                    (Exact name of Registrant as specified in its charter)


                                   CALIFORNIA
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                         (State or other jurisdiction of
                                 incorporation)



      0-28064                                                 77-0378215
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    (Commission                                              (IRS Employer
    File Number)                                             Identification
                                                              No.)


  555 Broadway, Redwood City, CA                                  94063
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     (Address of principal executive offices)                    (Zip Code)


                                 (415) 568-6000
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              (Registrant's telephone number, including area code)

                 1091 Shoreline Blvd., Mountain View, CA 94043
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                 (Former name or former address, if changed since last report)





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ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

        (c)    The following exhibits are filed herewith or incorporated herein:

        10.1 Premier Provider Services Agreement, including exhibits, between the Registrant and Netscape Communications Corporation dated as of March 21, 1997 (confidential treatment has been requested for certain portions of this exhibit).

        10.2 Acquisition Agreement dated as of November 25, 1996 by and among the Registrant, America Online, Inc. and Global Network Navigator, Inc. (previously filed with the Commission on March 3, 1997 as an exhibit to the Registrant's Registration Statement on Form S-1 (File No. 333-22669).



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                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         EXCITE, INC.




Date:  May 8, 1997       By:  /s/ Robert C. Hood
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                                  Robert C. Hood
                                  Executive Vice President, Chief Administrative Officer and Chief Financial Officer




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                                 EXHIBIT INDEX

    Exhibit
      No.                          Description
    -------                        -----------

     10.1               Netscape Communications Corporation U.S.
                        English-Language Net Search Program Premier Provider Services Agreement